GANNETT CO., INC.

                  RETIREMENT PLAN FOR DIRECTORS

                         Amendment No. 4



     GANNETT CO., INC. ("Gannett") hereby amends its Retirement Plan for Directors (the "Plan") to close the Plan after October 31, 1996.

     Section 1 of the Plan, which currently provides as follows:

          Section 1. Eligibility: Each Director of Gannett (including each current Director) who is not an employee of Gannett shall be eligible to participate in this Plan upon election to the Board of Directors of Gannett.

     is hereby amended to read as follows:

          Section 1. Eligibility: Each Director of Gannett who is not an employee of Gannett shall be eligible to participate in this Plan, provided such person was a Director on October 31, 1996. Directors who are active Plan participants on October 31, 1996, shall be eligible to continue participation in accordance with the terms of the Plan, as the Plan may be amended from time to time.

     IN WITNESS WHEREOF, Gannett has caused its duly authorized officer to execute this Amendment, which shall be effective on October 31, 1996.


                                        GANNETT CO., INC.



                                        By:  s/ Thomas L. Chapple
                                             --------------------------
                                             Thomas L. Chapple
                                              Secretary